UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2011 (April 18, 2011)
BRONCO DRILLING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51471	20-2902156

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16217 North May Avenue Edmond, Oklahoma	73013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 242-4444
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 14, 2011, Bronco Drilling Company, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chesapeake Energy Corporation, an Oklahoma corporation (“Chesapeake”), and Nomac Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Chesapeake (“Merger Sub”), pursuant to which (i) Merger Sub has agreed to commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock of the Company; and (ii) following the consummation of the Offer, (a) if Merger Sub, Chesapeake or any of their subsidiaries hold, in the aggregate, at least 90% of the total outstanding shares of common stock, par value $0.01 per share, of the Company, the parties will cause the merger of Merger Sub with and into the Company to become effective without a meeting of the stockholders of the Company in accordance with Section 253 of the General Corporation Law of the State of Delaware or (b) if stockholder adoption of the Merger Agreement is required under Delaware law, the Company will hold a meeting of its stockholders for the purpose of adopting the Merger Agreement and the parties will cause the merger of Merger Sub with and into the Company following such adoption (in each such case, the “Merger”). After the Merger, the Company will continue to exist as a wholly owned subsidiary of Chesapeake. Consummation of the Offer and the Merger is subject to the satisfaction or waiver of a number of customary closing conditions including, among others, the absence of injunctions or orders permanently restraining, enjoining or otherwise prohibiting the Offer or the Merger.
On each of April 18, 2011 and April 19, 2011, the Company was served with a purported class action lawsuit filed in the District Court of Oklahoma County, Oklahoma against the Company, current members of the Company’s Board of Directors, including its Chief Executive Officer (the “Individual Defendants”), and Chesapeake (collectively, the “Oklahoma Suits”). On April 20, 2011, the Company was served with a purported class action lawsuit filed in the Court of Chancery of the State of Delaware against the Company, the Individual Defendants, Chesapeake and Merger Sub (the “Delaware Suit” and together with the Oklahoma Suits, the “Class Actions”). The Class Actions, each brought by a purported stockholder of the Company, seek certification of a class of all of holders of the Company’s common stock and allege, among other things, (1) the Individual Defendants have breached and continue to breach their fiduciary duties to the plaintiff and the other stockholders of the Company, (2) the Offer and the Merger are unfair to the public stockholders of the Company as the proposed transactions underestimate the value of the Company, (3) the Individual Defendants are pursuing a course of conduct that does not maximize the value of the Company, and (4) Chesapeake and Merger Sub aided and abetted the breaches of duties by the Individual Defendants. The Class Actions seek, among other things, an injunction prohibiting consummation of the Offer and the Merger, attorneys’ fees and expenses, and rescission or damages in the event the proposed transactions are consummated. The Company believes the Class Actions are entirely without merit and intends to defend against them vigorously.
If additional similar lawsuits are filed or the pleadings referenced above are amended, the Company does not intend to announce the filing of any similar suits or amendments unless they contain allegations that are substantially distinct from those made in the pending actions.
Notice to Investors
This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offer for the outstanding shares of the Company’s common stock described in this Form 8-K has not commenced. At the time the expected tender offer is commenced, Chesapeake or a wholly owned subsidiary of Chesapeake will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (SEC), and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and stockholders of the Company are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and other offer documents) and the related solicitation/recommendation statement because they will contain important information. When available, the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all stockholders of the Company at no expense to them. These documents will also be available at no charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders of the Company will be able to obtain a free copy of these documents (when they become available) from the Company by contacting Bronco Drilling Company, Inc. at 16217 N. May Ave., Edmond, OK 73013, attention: Investor Relations.

Forward Looking Statements
This Form 8-K contains, among other things, certain statements of a forward-looking nature. Such statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statement. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (2) successful completion of the proposed transactions on a timely basis; (3) the impact of regulatory reviews on the proposed transactions; (4) the outcome of any legal proceedings that may be instituted against one or both of Chesapeake and the Company and others following the announcement of the proposed transactions; (5) risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the transactions; and (6) other risks and uncertainties described in documents filed with the SEC by the Company, as well as the tender offer documents to be filed by Chesapeake and Merger Sub and the solicitation/recommendation statement to be filed by the Company.
Many of the factors that will determine the outcome of the subject matter of this Form 8-K are beyond the Company’s ability to control or predict. Except to the extent required by applicable law, the Company does not undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.
Date: April 22, 2011	By:	/s/ Matthew S. Porter
Matthew S. Porter
Chief Financial Officer